                                                                 EXHIBIT 10.27

                        GUARANTY AND SECURITY AGREEMENT
                        -------------------------------

     This GUARANTY AND SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty and Security
                                                        ---------------------
Agreement"), dated as of September 21, 2001, is made by X-Ray Technology Corp.,
---------
a Delaware corporation, (the "Guarantor"), in favor of Foothill Capital
                              ---------
Corporation, as agent (together with its successor(s) thereto in such capacity, the "Agent") on behalf of the Lenders from time to time party to the Loan
     -----
Agreement referred to below (the "Lenders", and collectively with the Agent, the
                                  -------
"Secured Parties" and each a "Secured Party").
 ---------------              -------------

                             W I T N E S S E T H :

     WHEREAS, Hologic, Inc., a Delaware corporation ("Parent"), FluoroScan
                                                      ------
Imaging Systems, Inc., a Delaware corporation ("FluoroScan"), and Direct
                                                ----------
Radiography Corp., a Delaware corporation ("DRC", and collectively with Parent
                                            ---
and FluoroScan, the "Borrowers"), on the one hand, and the Agent and the
                     ---------
Lenders, on the other hand, have entered into a Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented, and/or otherwise modified from time to time, the "Loan Agreement" pursuant to which the
                                           --------------
Agent and the Lenders have agreed, subject to the terms and conditions set forth therein, to make revolving credit loans, term loans and other financial accommodations to the Borrowers (the "Loans"); and
                                      -----

     WHEREAS, the Guarantor is a wholly-owned Subsidiary of Parent and an Affiliate of each of the other Borrowers; and

     WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement, that the Guarantor execute and deliver this Guaranty and Security Agreement; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1.    Loan Agreement Definitions. Unless otherwise defined herein
                     --------------------------
or the context otherwise requires, capitalized terms used in this Guaranty and Security Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement.

     SECTION 1.2.    UCC Definitions.  Unless otherwise defined herein or in the
                     ---------------
Loan Agreement or the context otherwise requires, terms for which meanings are provided in the Code are used in this Guaranty and Security Agreement, including its preamble and recitals, with such meanings, as such meanings may from time to time be amended.

                                  ARTICLE II
                               SECURITY INTEREST

     SECTION 2.1.  Grant of Security Interest.
                   --------------------------

     SECTION 2.1.1. The Guarantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Guarantor's right, title and interest in, to and under the personal property, whether now or hereafter existing, owned or acquired by the Guarantor (the "Collateral"), including:
                                   ----------

              (a)  investment property;

              (b) goods (including, without limitation, inventory and equipment and any accessions thereto);

              (c) instruments (including, without limitation, promissory notes);

              (d)  accounts;

              (e)  documents;

              (f)  chattel paper (whether tangible or electronic);

              (g)  deposit accounts;

              (h)  letter of credit rights;

              (i) general intangibles (including, without limitation, payment intangibles and software); and

              (j) all supporting obligations with respect to and any and all proceeds of the foregoing.

     SECTION 2.1.2.  The grant of the security interest in Section 2.1.1 above
                                                           -------------
is intended by each of the parties hereto to be a grant of a blanket security interest in all of the Guarantor's property, and shall constitute a grant to the Agent, for its benefit and the ratable benefit of each other Secured Party, of a continuing security interest in all of the Guarantor's right, title and interest in, to and under the following property, whether now or hereafter existing, owned or acquired by the Guarantor, which property together with the Collateral described in Sections 2.1.1 above, in applying the law of any such jurisdiction
             --------------
shall be deemed the "Collateral":
                     ----------
              (a) all equipment of the Guarantor, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto;

          (b) all inventory in all of its forms of the Guarantor, including (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which the Guarantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Guarantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Guarantor, and all accessions thereto, products thereof and documents therefor;

          (c) all accounts, accounts receivable, loans, contracts, contract rights, chattel paper, documents, instruments, investment property and general intangibles (including tax refunds) of the Guarantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services;

          (d) all intellectual property collateral of the Guarantor, including goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, or literature;

          (e)  all chattel paper, documents and instruments of the Guarantor;

          (f) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing;

          (g) all of the Guarantor's other property and rights of every kind and description and interests therein; and

          (h) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a)
                                                                  -----------
     through (g) above, and, to the extent not otherwise included, all payments
             ---
     under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     SECTION 2.2.  Security for Obligations. This Guaranty and Security
                   ------------------------
Agreement and the Collateral in which the Secured Parties are granted a security interest in hereunder secures the payment of all Obligations.

     SECTION 2.3.  Guarantor Remain Liable.  Anything herein to the contrary
                   -----------------------
notwithstanding,

          (a) the Guarantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Guaranty and Security Agreement had not been executed;

          (b) the exercise by the Agent of any of its rights hereunder will not release the Guarantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Guaranty and Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Guarantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.4.  Continuing Security Interest.  This Agreement shall create a
                   ----------------------------
continuing security interest in the Collateral and shall

          (a)  remain in full force and effect until the date (the "Final
                                                                    -----
     Payment Date") on which the Obligations shall have been finally,
     ------------
     indefeasibly and fully paid and performed and the Commitments shall have been terminated,

          (b) be binding upon the Guarantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

                                  ARTICLE III
                              GUARANTY PROVISIONS

     SECTION 3.1.  Guaranty.  The Guarantor hereby jointly and severally
                   --------
absolutely, unconditionally and irrevocably:

     SECTION 3.1.1. guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrowers now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the occurrence of any Default set forth in the Loan Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and
Section 506(b)); and

     SECTION 3.1.2. indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall only be liable under this Guaranty
--------  -------
for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Loan Party or any other Person before or as a condition to the obligations of the Guarantor hereunder.

     SECTION 3.2.  Reinstatement, etc.  The Guarantor hereby agrees that this
                   ------------------
Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Default or Event of Default or otherwise, all as though such payment had not been made.

     SECTION 3.3.  Guaranty Absolute, etc. This Guaranty shall in all respects
                   ----------------------
be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Final Payment Date. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

     SECTION 3.3.1. any lack of validity, legality or enforceability of any other Loan Document;

     SECTION 3.3.2.  the failure of any Secured Party

          (a) to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

          (b) to exercise any right or remedy against any other guarantor (including the Guarantor) of, or collateral securing, any Obligations;

     SECTION 3.3.3. any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

     SECTION 3.3.4. any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, any Obligations (other than the payment and performance in full of the Obligations) or otherwise;

     SECTION 3.3.5. any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

     SECTION 3.3.6. any addition, exchange or release of any collateral or of the Guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

     SECTION 3.3.7. any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor.

     SECTION 3.4.  Setoff. The Guarantor hereby irrevocably authorizes the Agent
                   ------
and each Lender, without the requirement that any notice be given to the Guarantor (such notice being expressly waived by the Guarantor), upon the occurrence and during the continuance of any Default described in the Loan Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of the Guarantor then or thereafter maintained with such Secured Party and apply the same pursuant to the Loan Agreement. Each Secured Party agrees to notify the Guarantor and the Agent after any such setoff and application made by such Secured Party; provided, that the failure to give such notice shall not affect
               --------
the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     SECTION 3.5.  Waiver, etc. The Guarantor hereby waives promptness,
                   -----------
diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Loan Party or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

     SECTION 3.6.  Postponement of Subrogation, etc. The Guarantor agrees that
                   --------------------------------
it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made under any Loan Document or otherwise, until following the Final Payment Date. Any amount paid to the Guarantor on account of any such subrogation rights prior to the Final Payment Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Agent for the benefit of the Secured Parties in the exact form received by the Guarantor (duly endorsed in favor of the Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, however, that if the
                                 -----------  --------  -------
Guarantor has made payment to the Secured Parties of all or any part of the Obligations and the Final Payment Date has occurred, then at the Guarantor's request, the Agent (on behalf of the Secured Parties) will, at the expense of the Guarantor, execute and deliver to the

Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Final Payment Date, the Guarantor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

     SECTION 3.7.  Payments; Application.  The Guarantor hereby agrees with each
                   ---------------------
Secured Party that (a) all payments made hereunder shall be applied upon receipt as set forth in Section 2.4 (b) of the Loan Agreement and (b) all payments made
                ---------------
by the Guarantor hereunder will be made in Dollars to the Agent, without set-off, counterclaim or other defense and in accordance with the Loan Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of the Loan Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty and Security Agreement by this reference as if set forth herein; provided, that
                                                             --------
references to the "Borrower" or "Borrowers" in such Sections shall be deemed to be references to the Guarantor, and references to "this Agreement" in such Sections shall be deemed to be references to this Guaranty.

                                  ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties to enter into the Loan Agreement and make Loans thereunder, the Guarantor represents and warrants to each Secured Party as set forth below.

     SECTION 4.1.  As to Collateral, etc. The Guarantor has no material property
                   ---------------------
other than (a) those patents and trademarks set forth on Schedule I hereto (the
                                                         ----------
"Intellectual Property Collateral") and (b) the bank account listed on Schedule
 --------------------------------                                      --------
II hereto. The Guarantor is a Delaware corporation.
--

     SECTION 4.2.  Ownership, No Liens, etc.  The Guarantor owns its Collateral
                   ------------------------
free and clear of any Lien, except for Permitted Liens. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Agent relating to this Agreement.

     SECTION 4.3.  Intellectual Property Collateral. With respect to each item
                   --------------------------------
of Intellectual Property Collateral (other than items of Intellectual Property Collateral which are not, individually or in the aggregate, material):

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) to the knowledge of the Guarantor, such Intellectual Property Collateral is valid and enforceable;

          (c) the Guarantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, where requested by the Agent, recordations of all of its interests in any of the patents or trademarks listed on Schedule I hereto in the United States Patent and Trademark Office;

          (d) the Guarantor is the owner of such right, title and interest in and to such Intellectual Property Collateral as is necessary for the conduct of its business and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) the Guarantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect so as to avoid a Material Adverse Change.

To the knowledge of the Guarantor, the Guarantor owns directly or is entitled to use by license or otherwise, all patents, trademarks, trade secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Guarantor's business.

     SECTION 4.4.  Validity, etc. This Guaranty and Security Agreement creates a
                   -------------
valid security interest in the Collateral securing the payment of the Obligations. The Guarantor acknowledges that the Lender intends to or has filed or caused to be filed all statements in the appropriate offices therefor (or has executed and delivered to the Agent originals thereof suitable for filing in such offices) and has taken all of the actions necessary to create perfected first-priority security interests in any Collateral in which a security interest may be perfected by the filing of a financing statement.

     SECTION 4.5.  Authorization, Approval, etc. Except as have been obtained or
                   ----------------------------
made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than in connection with the perfection of the Liens hereof) is required either

          (a) for the grant by the Guarantor of the security interest granted hereby, the pledge by the Guarantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Guaranty and Security Agreement by the Guarantor; or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Guaranty and Security Agreement.

     SECTION 4.6.  Compliance with Laws. The Guarantor is in material compliance
                   --------------------
with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules and regulations, the non-compliance with any of which could reasonably be expected to materially adversely affect the value of the Collateral.

     SECTION 4.7.  Best Interests.  It is in the best interests of the Guarantor
                   --------------
to execute this Agreement inasmuch as the Guarantor will, as a result of being a wholly-owned subsidiary of

Parent and a sister corporation of the other Borrowers, derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers by the Agent and the other Lenders pursuant to the Credit Agreement, and the Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Loans to the Borrowers.

                                   ARTICLE V
                                   COVENANTS

     The Guarantor covenants and agrees that, from the Effective Date until the Final Payment Date, the Guarantor will perform, comply with and be bound by the obligations set forth below.

     SECTION 5.1.   As to Intellectual Property Collateral.  The Guarantor
                    --------------------------------------
covenants and agrees to comply with the following provisions as such provisions relate to any item of Intellectual Property Collateral (other than items of Intellectual Property Collateral which are not, individually or in the aggregate, material):

          (a) the Guarantor shall promptly notify the Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Guarantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

          (b) in no event will the Guarantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral of the Guarantor with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers all agreements, instruments and documents as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral;

          (c) the Guarantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration after application) filed with respect to, and to maintain any registration of, all material items of the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that (i) dedication, abandonment or invalidation is permitted under the foregoing clause (b) or (ii) the
                                                   ----------
     Guarantor shall either (a) reasonably and in good faith determine that any of such

     Intellectual Property Collateral is of negligible economic value to the Guarantor, or (b) have a valid business purpose to do otherwise;); and

          (d) the Guarantor will promptly (but no less than quarterly) execute and deliver to the Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, substantially in the form of the Patent Security Agreement, the Trademark Security Agreement and the Copyright Security Agreement following its obtaining an interest in any patents, trademarks or copyrights, and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the Agent's interest in any part of such item of Intellectual Property Collateral, in each case at the request of the Agent.

     SECTION 5.2.   Further Assurances, etc.  Guarantor, from time to time and
                    ------------------------
at its own expense, will promptly execute and deliver all further documents and instruments, and take all further action, that may be necessary to protect, preserve and perfect any security interest granted or purported to be granted hereby. Without limiting the generality of the foregoing, Guarantor will:

          (a) enter into control agreements, and otherwise cause the Agent to obtain control over such items of Collateral as the Agent may reasonably request;

          (b) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Guarantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Guarantor where permitted by law.

                                  ARTICLE VI
                                   THE AGENT

     SECTION 6.1.   Agent Appointed Attorney-in-Fact.  The Guarantor hereby
                    --------------------------------
irrevocably appoints the Agent its attorney-in-fact, with full authority in the place and stead of the Guarantor and in the name of the Guarantor or otherwise, from time to time in the Agent's discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Guaranty and Security Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a)
                                                                  ----------
     above;

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of the Guarantor hereunder (including all obligations of the Guarantor pursuant to Section
                                                                       -------
     5.6).
     ----

The Guarantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an
                                  -------
interest.

     SECTION 6.2.   Agent May Perform.  If the Guarantor fails to perform any
                    -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Guarantor pursuant to Section 7.4.
                                                        -----------

     SECTION 6.3.   Agent Has No Duty.  The powers conferred on the Agent
                    -----------------
hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Agent has or is deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 6.4.   Reasonable Care.  The Agent is required to exercise
                    ---------------
reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Agent shall be deemed to have exercised
            --------  -------
reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Guarantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                  ARTICLE VII
                                   REMEDIES

     SECTION 7.1.   Certain Remedies.  If any Event of Default shall have
                    ----------------
occurred and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may

                    (i) require the Guarantor to, and the Guarantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties, and

                    (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Agent against all or any part of the Obligations as set forth in Section 3.7.
                                 -----------

          (c)       The Agent may

                    (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                    (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

                    (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                    (iv) endorse any checks, drafts, or other writings in the Guarantor's name to allow collection of the Collateral,

                    (v)    take control of any proceeds of the Collateral, and

                    (vi) execute (in the name, place and stead of the Guarantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 7.2.   Waiver.  The Guarantor agrees, to the full extent that it
                    ------
may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any property subject to the Lien hereof may be situated, in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof and the Guarantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets comprising the Collateral marshaled upon any such sale, and agrees that, subject to the terms of this Agreement, the Agent, or any court having jurisdiction to foreclose the Lien hereof, may sell the Collateral as an entirety or in such parcels as it may determine.

     SECTION 7.3.   Compliance with Restrictions.  The Guarantor agrees that
                    ----------------------------

          (a) in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to

                    (i) avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or

                    (ii) obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and

          (b) such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Guarantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 7.4.   Protection of Collateral.  The Agent may from time to time,
                    ------------------------
at its option, perform any act which the Guarantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

     SECTION 8.1.   Loan Document.  This Guaranty and Security Agreement is a
                    -------------
Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 8.2.   Binding on Successors, Transferees and Assigns; Assignment.
                    ----------------------------------------------------------
This Guaranty and Security Agreement shall remain in full force and effect until the Final Payment Date has occurred, shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns, in each case as permitted by the Loan Agreement; provided, however, that the
                                                 --------  -------
Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 8.3.   Amendments, etc.  No amendment to or waiver of any provision
                    ----------------
of this Guaranty and Security Agreement, nor consent to any departure by the Guarantor from its obligations under this Guaranty and Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to the Loan Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.4.   Notices.  All notices and other communications provided for
                    -------
hereunder shall be given and effective as set forth in the Loan Agreement.

     SECTION 8.5.   Release of Liens.  On the Final Payment Date, the security
                    ----------------
interests granted herein shall automatically terminate with respect to all Collateral. At such time, the Agent will, at the Guarantor's expense, deliver to the Guarantor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Agent hereunder, and execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination.

     SECTION 8.6.   No Waiver; Remedies.  No failure on the part of any Secured
                    -------------------
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.7.   Section Captions.  Section captions used in this Guaranty
                    ----------------
and Security Agreement are for convenience of reference only, and shall not affect the construction of this Guaranty and Security Agreement.

     SECTION 8.8.   Severability.  Wherever possible each provision of this
                    ------------
Guaranty and Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty and Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty and Security Agreement.

     SECTION 8.9.   Governing Law, Entire Agreement, etc.  THIS GUARANTY AND
                    -------------------------------------
SECURITY AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS. This Guaranty and Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 8.10.  Counterparts.  This Guaranty and Security Agreement may be
                    ------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty and Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as a document under seal as of the date first above written.


                                    X-RAY TECHNOLOGY CORP.



                                    By: /s/ Glenn P. Muir
                                        -------------------------------------
                                        Glenn P. Muir, Vice President-Finance


                                    FOOTHILL CAPITAL CORPORATION



                                    By: /s/ Scott Ryan
                                        -------------------------------------
                                        Scott Ryan, Vice President

                                      D-1